AXIS CAPITAL HOLDINGS LIMITED

INVESTOR FINANCIAL SUPPLEMENT

SECOND QUARTER 2024

AXIS Capital Holdings Limited
92 Pitts Bay Road
Pembroke HM 08 Bermuda

Contact Information:
Cliff Gallant
Investor Contact
(415) 262-6843
investorrelations@axiscapital.com

Website Information:
www.axiscapital.com

This report is for informational purposes only. It should be read in conjunction with the documents that the Company files with the Securities and Exchange Commission pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934.

AXIS CAPITAL HOLDINGS LIMITED
FINANCIAL SUPPLEMENT TABLE OF CONTENTS

AXIS CAPITAL HOLDINGS LIMITED
BASIS OF PRESENTATION

AXIS Capital Holdings Limited's ("AXIS Capital" or the "Company") underwriting operations are organized around its global underwriting platforms, AXIS Insurance and AXIS Re. The Company has determined that it has two reportable segments, insurance and reinsurance.

DEFINITIONS AND PRESENTATION
•All financial information contained herein is unaudited, except for the consolidated balance sheet at December 31, 2023 and consolidated statements of operations for the years ended December 31, 2023 and December 31, 2022.
•Amounts may not reconcile due to rounding differences.
•Unless otherwise noted, all data is in thousands, except for ratio information.
•NM - Not meaningful is defined as a variance greater than +/- 100%; NA - Not applicable

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
This document contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts included in this document, including statements regarding our estimates, beliefs, expectations, intentions, strategies or projections are forward-looking statements. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the United States ("U.S.") federal securities laws. In some cases, these statements can be identified by the use of forward-looking words such as "may", "should", "could", "anticipate", "estimate", "expect", "plan", "believe", "predict", "potential", "intend" or similar expressions. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections, and various assumptions, many of which, by their nature, are inherently uncertain and beyond management's control.

Forward-looking statements contained in this document may include, but are not limited to, information regarding our estimates for losses and loss expenses, measurements of potential losses in the fair value of our investment portfolio and derivative contracts, our expectations regarding the performance of our business, our financial results, our liquidity and capital resources, the outcome of our strategic initiatives, our expectations regarding pricing, and other market and economic conditions including the liquidity of financial markets, developments in the commercial real estate market, inflation, our growth prospects, and valuations of the potential impact of movements in interest rates, credit spreads, equity securities' prices, and foreign currency exchange rates.

Forward-looking statements only reflect our expectations and are not guarantees of performance. These statements involve risks, uncertainties and assumptions. Accordingly, there are or will be important factors that could cause actual events or results to differ materially from those indicated in such statements. We believe that these factors include, but are not limited to, the following:

Insurance Risk
•the cyclical nature of insurance and reinsurance business leading to periods with excess underwriting capacity and unfavorable premium rates;
•the occurrence and magnitude of natural and man-made disasters, including the potential increase of our exposure to natural catastrophe losses due to climate change and the potential for inherently unpredictable losses from man-made catastrophes, such as cyber-attacks;
•the effects of emerging claims, systemic risks, and coverage and regulatory issues, including increasing litigation and uncertainty related to coverage definitions, limits, terms and conditions;
•actual claims exceeding reserves for losses and loss expenses;
•losses related to the Israel-Hamas conflict and the associated conflict in the Red Sea, the Russian invasion of Ukraine, terrorism and political unrest, or other unanticipated losses;
•the adverse impact of social and economic inflation;
•the failure of any of the loss limitation methods we employ;
•the failure of our cedants to adequately evaluate risks;

Strategic Risk
•increased competition and consolidation in the insurance and reinsurance industry;
•changes in the political environment of certain countries in which we operate or underwrite business;
•the loss of business provided to us by major brokers;
•a decline in our ratings with rating agencies;
•the loss of one or more of our key executives;
•increasing scrutiny and evolving expectations from investors, customers, regulators, policymakers and other stakeholders regarding environmental, social and governance matters;
•the adverse impact of contagious diseases (including COVID-19) on our business, results of operations, financial condition, and liquidity;

i

AXIS CAPITAL HOLDINGS LIMITED
BASIS OF PRESENTATION

Credit and Market Risk
•the inability to purchase reinsurance or collect amounts due to us from reinsurance we have purchased;
•the failure of our policyholders or intermediaries to pay premiums;
•general economic, capital and credit market conditions, including banking and commercial real estate sector instability, financial market illiquidity and fluctuations in interest rates, credit spreads, equity securities' prices, and/or foreign currency exchange rates;
•breaches by third parties in our program business of their obligations to us;

Liquidity Risk
•the inability to access sufficient cash to meet our obligations when they are due;

Operational Risk
•changes in accounting policies or practices;
•the use of industry models and changes to these models;
•difficulties with technology and/or data security;
•the failure of the processes, people or systems that we rely on to maintain our operations and manage the operational risks inherent to our business, including those outsourced to third parties;

Regulatory Risk
•changes in governmental regulations and potential government intervention in our industry;
•inadvertent failure to comply with certain laws and regulations relating to sanctions, foreign corrupt practices, data protection and privacy; and

Risks Related to Taxation
•changes in tax laws.

Readers should carefully consider the risks noted above together with other factors including but not limited to those described under Item 1A, 'Risk Factors' in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission ("SEC"), as those factors may be updated from time to time in our periodic and other filings with the SEC, which are accessible on the SEC's website at www.sec.gov.

We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

AXIS CAPITAL HOLDINGS LIMITED
BASIS OF PRESENTATION
BUSINESS DESCRIPTIONS

INSURANCE SEGMENT

Our insurance segment offers specialty insurance products to a variety of niche markets on a worldwide basis. The following are the lines of business in our insurance segment:
Professional Lines: provides directors’ and officers’ liability, errors and omissions liability, employment practices liability, fiduciary liability, crime, professional indemnity, medical malpractice and other financial insurance related covers for public and private commercial enterprises, financial institutions, not-for-profit organizations and other professional service providers. This business is predominantly written on a claims-made basis.

Property: provides physical loss or damage, business interruption and machinery breakdown cover for virtually all types of property, including commercial buildings, residential premises, construction projects, property in transit, onshore renewable energy installations, and physical damage and business interruption following an act of terrorism. This line of business includes primary and excess risks, some of which are catastrophe-exposed.

Liability: provides cover for primary and low to mid-level excess and umbrella commercial liability, and environmental liability risks in the U.S. wholesale markets in addition to primary and excess of loss employers, public, and products liability business predominately in the U.K. Target industry sectors include construction, manufacturing, transportation and trucking, and other services.

Cyber: provides cover for cyber, technology errors and omissions, media and miscellaneous professional liability. Cover is provided for a range of risks including data recovery and bricking, cyber-crime, liability and regulatory actions, business interruption, extortion, reputational harm, Payment Card Industry Data Security Standard and media liability.

Marine and Aviation: Marine provides cover for a range of exposures including offshore energy, renewable offshore energy, cargo, liability including kidnap and ransom, fine art, specie, and hull war. Offshore energy coverages include physical damage, business interruption, operator's extra expense and liability coverage for all aspects of offshore upstream energy, from exploration and construction through the operation and distribution phases. Aviation provides hull and liability, and specific war cover primarily for passenger airlines but also for cargo operations, general aviation operations, airports, aviation authorities, security firms and product manufacturers.

Accident and Health: includes personal accident, travel insurance and specialty health products for employer and affinity groups, and pet insurance.

Credit and Political Risk: provides credit and political risk insurance products for banks, commodity traders, corporations and multilateral and export credit agencies. Cover is provided for a range of risks including sovereign and corporate credit default, political violence, currency inconvertibility and non-transfer, expropriation, aircraft non-repossession and contract frustration due to political events.

AXIS CAPITAL HOLDINGS LIMITED
BASIS OF PRESENTATION

BUSINESS DESCRIPTIONS (CONTINUED)
REINSURANCE SEGMENT

Our reinsurance segment provides treaty reinsurance to insurance companies on a worldwide basis written on an excess of loss or a proportional basis. For excess of loss business, we typically indemnify the reinsured for a portion of losses, individually and in the aggregate, in excess of a specified individual or aggregate loss deductible. For proportional business, we assume an agreed percentage of the underlying premiums and accept liability for the same percentage of losses and loss expenses. Our business is primarily produced through reinsurance brokers worldwide. The following are the lines of business in our reinsurance segment:
Liability: provides protection to insurers of admitted casualty business, excess and surplus lines casualty business and specialty casualty programs. The primary focus of the underlying business is general liability, workers' compensation, auto liability and excess casualty.
Accident and Health: includes personal accident, specialty health, accidental death, travel, life and disability reinsurance products which are offered on a proportional and catastrophic or per life excess of loss basis.
Professional Lines: provides protection for directors’ and officers’ liability, employment practices liability, medical malpractice, professional indemnity, environmental liability, cyber, and miscellaneous errors and omissions insurance risks. The underlying business is predominantly written on a claims-made basis. This business is written on a proportional and excess of loss basis.
Credit and Surety: Credit reinsurance provides reinsurance of trade credit insurance products and includes proportional and excess of loss structures. The underlying insurance indemnifies sellers of goods and services in the event of a payment default by the buyer of those goods and services. Surety reinsurance provides protection for losses arising from a broad array of surety bonds issued by insurers to satisfy regulatory demands or contract obligations in a variety of jurisdictions around the world. Mortgage reinsurance is provided to mortgage guaranty insurers and U.S. government sponsored entities for losses related to credit risk transfer into the private sector.
Motor: provides protection to insurers for motor liability and motor property damage losses arising out of any one occurrence. A loss occurrence can involve one or many claimants where the ceding insurer aggregates the claims from the occurrence. Traditional proportional and non-proportional reinsurance as well as structured solutions are offered predominantly relating to European exposures.
Agriculture: provides protection for risks associated with the production of food and fiber on a global basis for primary insurance companies writing multi-peril crop insurance, crop hail, and named peril covers, as well as custom risk transfer mechanisms for agricultural dependent industries with exposures to crop yield and/or price deviations. This business is written on a proportional and aggregate stop loss reinsurance basis.
Marine and Aviation: Marine includes specialty marine exposures such as cargo, hull, pleasure craft, marine liability, inland marine and offshore energy. The principal perils covered by policies in this portfolio include physical loss, damage and/or liability arising from natural perils of the seas or land, man-made events including fire and explosion, stranding/sinking/salvage, pollution, shipowners and maritime employers liability. This business is written on a non-proportional and proportional basis. Aviation provides cover for airline, aerospace and general aviation exposures. This business is written on a proportional and non-proportional basis. The Company exited Aviation business effective January 1, 2023.
Run-off lines
Catastrophe: provides protection for most catastrophic losses that are covered in the underlying insurance policies written by our cedants. The underlying policies principally cover property-related exposures but other exposures including personal accident are also covered. The principal perils covered by policies in this portfolio include hurricane and windstorm, earthquake, flood, tornado, hail and fire. In some instances, terrorism may be a covered peril or the only peril. This business is written on a proportional and an excess of loss basis. The Company exited this line of business in June 2022.
Property: provides protection for property damage and related losses resulting from natural and man-made perils that are covered in underlying personal and commercial lines insurance policies written by our cedants. The predominant exposure is to property damage, but other risks, including business interruption and other non-property losses, may also be covered when arising from a covered peril. The most significant perils covered by policies in this portfolio include windstorm, tornado and earthquake, but other perils such as freezes, riots, floods, industrial explosions, fires, hail and a number of other loss events are also included. This business is written on a proportional and excess of loss basis. The Company exited this line of business in June 2022.
Engineering: provides protection for all types of construction risks and risks associated with erection, testing and commissioning of machinery and plants during the construction stage. This line of business also includes cover for losses arising from operational failures of machinery, plant and equipment, and electronic equipment as well as business interruption. The Company exited this line of business in 2020.

AXIS CAPITAL HOLDINGS LIMITED
FINANCIAL HIGHLIGHTS

		Three months ended June 30,				Six months ended June 30,
		2024	2023	Change		2024	2023	Change

HIGHLIGHTS	Gross premiums written	$2,440,236	$2,284,378	6.8%		$5,094,663	$4,666,354	9.2%
	Gross premiums written - Insurance	74.3%	73.7%	0.6	pts	66.5%	66.4%	0.1	pts
	Gross premiums written - Reinsurance	25.7%	26.3%	(0.6)	pts	33.5%	33.6%	(0.1)	pts
	Net premiums written	$1,573,744	$1,446,357	8.8%		$3,295,817	$3,054,713	7.9%
	Net premiums earned	$1,304,478	$1,265,745	3.1%		$2,562,519	$2,495,944	2.7%
	Net premiums earned - Insurance	73.5%	66.6%	6.9	pts	73.2%	66.5%	6.7	pts
	Net premiums earned - Reinsurance	26.5%	33.4%	(6.9)	pts	26.8%	33.5%	(6.7)	pts
	Net income available to common shareholders	$204,401	$143,111	42.8%		$592,300	$315,648	87.6%
	Operating income [a]	$249,989	$191,177	30.8%		$470,154	$391,232	20.2%
	Annualized return on average common equity [b]	16.2%	12.9%	3.3	pts	24.1%	14.7%	9.4	pts
	Annualized operating return on average common equity [c]	19.9%	17.2%	2.7	pts	19.1%	18.3%	0.8	pts
	Total shareholders’ equity	$5,659,471	$5,020,961	12.7%		$5,659,471	$5,020,961	12.7%

PER COMMON SHARE AND COMMON SHARE DATA	Earnings per diluted common share	$2.40	$1.67	43.7%		$6.93	$3.68	88.3%
	Operating income per diluted common share [d]	$2.93	$2.23	31.4%		$5.50	$4.56	20.6%
	Weighted average diluted common shares outstanding	85,326	85,812	(0.6%)		85,509	85,833	(0.4%)
	Book value per common share	$60.70	$52.47	15.7%		$60.70	$52.47	15.7%
	Book value per diluted common share (treasury stock method)	$59.29	$50.98	16.3%		$59.29	$50.98	16.3%
	Tangible book value per diluted common share (treasury stock method) [a]	$56.59	$48.22	17.4%		$56.59	$48.22	17.4%

FINANCIAL RATIOS	Current accident year loss ratio, excluding catastrophe and weather-related losses [a]	55.1%	56.1%	(1.0)	pts	55.7%	56.0%	(0.3)	pts
	Catastrophe and weather-related losses ratio [a]	3.6%	2.6%	1.0	pts	2.6%	2.8%	(0.2)	pts
	Current accident year loss ratio [a]	58.7%	58.7%	—	pts	58.3%	58.8%	(0.5)	pts
	Prior year reserve development ratio	—%	(0.5%)	0.5	pts	—%	(0.4%)	0.4	pts
	Net losses and loss expenses ratio	58.7%	58.2%	0.5	pts	58.3%	58.4%	(0.1)	pts
	Acquisition cost ratio	20.3%	20.0%	0.3	pts	20.3%	19.4%	0.9	pts
	General and administrative expense ratio [e]	11.4%	13.3%	(1.9)	pts	12.2%	13.4%	(1.2)	pts
	Combined ratio	90.4%	91.5%	(1.1)	pts	90.8%	91.2%	(0.4)	pts

INVESTMENT DATA	Total assets	$32,078,882	$29,338,516	9.3%		$32,078,882	$29,338,516	9.3%
	Total cash and invested assets [f]	$17,211,911	$16,211,669	6.2%		$17,211,911	$16,211,669	6.2%
	Net investment income	$190,975	$136,829	39.6%		$358,358	$270,601	32.4%
	Net investment gains (losses)	$(53,479)	$(24,370)	nm		$(62,687)	$(44,558)	40.7%
	Book yield of fixed maturities	4.4%	3.9%	0.5	pts	4.4%	3.9%	0.5	pts

[a]    Operating income (loss), operating income (loss) per diluted common share, annualized operating return on average common equity ("operating ROACE"), current accident year loss ratio, catastrophe and weather-related losses ratio, current accident year loss ratio, excluding catastrophe and weather-related losses and tangible book value per diluted common share are non-GAAP financial measures as defined by Regulation G. The reconciliations to the most comparable GAAP financial measures, net income (loss) available (attributable) to common shareholders, earnings (loss) per diluted common share, annualized return on average common equity ("ROACE"), net losses and loss expenses ratio and book value per diluted common share, respectively, and a discussion of the rationale for the presentation of these items are provided above/later in this document.
[b]    Annualized ROACE is calculated by dividing annualized net income (loss) available (attributable) to common shareholders for the period by the average common shareholders’ equity determined using the common shareholders’ equity balances at the beginning and end of the period.
[c]    Annualized operating ROACE is calculated by dividing annualized operating income (loss) for the period by the average common shareholders’ equity determined using the common shareholders’ equity balances at the beginning and end of the period.
[d]    Operating income (loss) per diluted common share is calculated by dividing operating income (loss) for the period by weighted average diluted common shares outstanding.
[e]    Underwriting-related general and administrative expenses and corporate expenses are included in the general and administrative expense ratio.
[f]    Total cash and invested assets represents the total cash and cash equivalents, fixed maturities, equity securities, mortgage loans, other investments, equity method investments, short-term investments, accrued interest receivable and net receivable (payable) for investments sold (purchased).

AXIS CAPITAL HOLDINGS LIMITED
CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2024 AND 2023

	Three months ended June 30,		Six months ended June 30,
	2024	2023	2024	2023

Revenues
Net premiums earned	$1,304,478	$1,265,745	$2,562,519	$2,495,944
Net investment income	190,975	136,829	358,358	270,601
Net investment gains (losses)	(53,479)	(24,370)	(62,687)	(44,558)
Other insurance related income	8,526	5,524	16,867	6,100
Total revenues	1,450,500	1,383,728	2,875,057	2,728,087

Expenses
Net losses and loss expenses	765,988	736,257	1,494,659	1,456,899
Acquisition costs	265,091	253,265	519,345	483,638
General and administrative expenses	148,441	168,503	311,813	335,314
Foreign exchange losses (gains)	(7,384)	30,104	(30,936)	38,814
Interest expense and financing costs	17,010	16,738	34,157	33,632
Reorganization expenses	14,014	—	26,312	—
Amortization of intangible assets	2,729	2,729	5,458	5,458
Total expenses	1,205,889	1,207,596	2,360,808	2,353,755

Income before income taxes and interest in income (loss) of equity method investments	244,611	176,132	514,249	374,332
Income tax (expense) benefit	(40,547)	(27,558)	84,107	(43,454)
Interest in income (loss) of equity method investments	7,900	2,100	9,069	(105)
Net income	211,964	150,674	607,425	330,773
Preferred share dividends	7,563	7,563	15,125	15,125
Net income available to common shareholders	$204,401	$143,111	$592,300	$315,648

AXIS CAPITAL HOLDINGS LIMITED
CONSOLIDATED STATEMENTS OF OPERATIONS

							Year ended December 31,
	Q2 2024	Q1 2024	Q4 2023	Q3 2023	Q2 2023	Q2 2022	2023
UNDERWRITING REVENUES
Gross premiums written	$2,440,236	$2,654,427	$1,784,293	$1,905,878	$2,284,378	$2,113,483	$8,356,525
Ceded premiums written	(866,492)	(932,354)	(712,038)	(930,521)	(838,021)	(796,636)	(3,254,200)
Net premiums written	1,573,744	1,722,073	1,072,255	975,357	1,446,357	1,316,847	5,102,325

Gross premiums earned	2,117,937	2,044,647	2,035,926	2,046,222	1,969,662	1,971,208	7,973,577
Ceded premiums earned	(813,459)	(786,606)	(770,653)	(723,658)	(703,917)	(694,156)	(2,889,796)
Net premiums earned	1,304,478	1,258,041	1,265,273	1,322,564	1,265,745	1,277,052	5,083,781
Other insurance related income	8,526	8,340	6,050	10,344	5,524	2,213	22,495
Total underwriting revenues	1,313,004	1,266,381	1,271,323	1,332,908	1,271,269	1,279,265	5,106,276

UNDERWRITING EXPENSES
Net losses and loss expenses	765,988	728,671	1,152,262	783,940	736,257	769,587	3,393,102
Acquisition costs	265,091	254,254	253,918	263,389	253,265	257,582	1,000,945
Underwriting-related general and administrative expenses [a]	120,768	137,793	139,216	138,601	133,255	135,403	551,467
Total underwriting expenses	1,151,847	1,120,718	1,545,396	1,185,930	1,122,777	1,162,572	4,945,514

UNDERWRITING INCOME (LOSS) [b]	161,157	145,663	(274,073)	146,978	148,492	116,693	160,762

OTHER (EXPENSES) REVENUES
Net investment income	190,975	167,383	186,937	154,201	136,829	92,214	611,742
Net investment gains (losses)	(53,479)	(9,207)	23,041	(53,114)	(24,370)	(173,263)	(74,630)
Corporate expenses [a]	(27,673)	(25,580)	(30,633)	(40,682)	(35,248)	(30,183)	(132,979)
Foreign exchange (losses) gains	7,384	23,552	(69,871)	50,570	(30,104)	57,000	(58,115)
Interest expense and financing costs	(17,010)	(17,147)	(18,344)	(16,445)	(16,738)	(15,241)	(68,421)
Reorganization expenses	(14,014)	(12,299)	—	(28,997)	—	(15,728)	(28,997)
Amortization of intangible assets	(2,729)	(2,729)	(2,729)	(2,729)	(2,729)	(2,729)	(10,917)
Total other (expenses) revenues	83,454	123,973	88,401	62,804	27,640	(87,930)	237,683

INCOME (LOSS) BEFORE INCOME TAXES AND INTEREST IN INCOME (LOSS) OF EQUITY METHOD INVESTMENTS	244,611	269,636	(185,672)	209,782	176,132	28,763	398,445
Income tax (expense) benefit	(40,547)	124,654	41,762	(24,624)	(27,558)	4,965	(26,316)
Interest in income of equity method investments	7,900	1,169	1,328	2,940	2,100	1,050	4,163

NET INCOME (LOSS)	211,964	395,459	(142,582)	188,098	150,674	34,778	376,292
Preferred share dividends	(7,563)	(7,563)	(7,563)	(7,563)	(7,563)	(7,563)	(30,250)
NET INCOME (LOSS) AVAILABLE (ATTRIBUTABLE) TO COMMON SHAREHOLDERS	$204,401	$387,896	$(150,145)	$180,535	$143,111	$27,215	$346,042

[a]    Underwriting-related general and administrative expenses is a non-GAAP financial measure as defined in SEC Regulation G. The reconciliation to general and administrative expenses, the most comparable GAAP financial measure, also includes corporate expenses.
[b]    Consolidated underwriting income (loss) is a non-GAAP financial measure as defined in SEC Regulation G. The reconciliation to net income (loss), the most comparable GAAP financial measure, is presented above.

AXIS CAPITAL HOLDINGS LIMITED
CONSOLIDATED KEY RATIOS

							Year ended December 31,
	Q2 2024	Q1 2024	Q4 2023	Q3 2023	Q2 2023	Q2 2022	2023
KEY RATIOS/PER SHARE DATA
Current accident year loss ratio, excluding catastrophe and weather-related losses	55.1%	56.4%	55.4%	56.3%	56.1%	55.3%	55.9%
Catastrophe and weather-related losses ratio	3.6%	1.5%	2.1%	3.2%	2.6%	5.3%	2.7%
Current accident year loss ratio	58.7%	57.9%	57.5%	59.5%	58.7%	60.6%	58.6%
Prior year reserve development ratio	—%	—%	33.6%	(0.2%)	(0.5%)	(0.3%)	8.1%
Net losses and loss expenses ratio	58.7%	57.9%	91.1%	59.3%	58.2%	60.3%	66.7%
Acquisition cost ratio	20.3%	20.2%	20.1%	19.9%	20.0%	20.2%	19.7%
General and administrative expense ratio [a]	11.4%	13.0%	13.4%	13.5%	13.3%	12.9%	13.5%
Combined ratio	90.4%	91.1%	124.6%	92.7%	91.5%	93.4%	99.9%

Weighted average common shares outstanding	84,475	84,879	85,268	85,223	85,207	85,173	85,142
Weighted average diluted common shares outstanding [b]	85,326	85,693	85,268	86,108	85,812	85,843	86,012
Earnings (loss) per common share	$2.42	$4.57	($1.76)	$2.12	$1.68	$0.32	$4.06
Earnings (loss) per diluted common share	$2.40	$4.53	($1.76)	$2.10	$1.67	$0.32	$4.02
Annualized ROACE	16.2%	32.1%	(13.1%)	16.1%	12.9%	2.5%	7.9%
Annualized operating ROACE	19.9%	18.2%	(9.3%)	18.0%	17.2%	13.7%	11.0%

[a]    Underwriting-related general and administrative expenses and corporate expenses are included in the general and administrative expense ratio.
[b]    Due to the net loss attributable to common shareholders recognized for the quarter ended December 31, 2023, the share equivalents were anti-dilutive.

AXIS CAPITAL HOLDINGS LIMITED
CONSOLIDATED STATEMENTS OF OPERATIONS

	Six months ended June 30,			Year ended December 31,
	2024	2023	2022	2023	2022
UNDERWRITING REVENUES
Gross premiums written	$5,094,663	$4,666,354	$4,748,091	$8,356,525	$8,214,595
Ceded premiums written	(1,798,846)	(1,611,641)	(1,618,372)	(3,254,200)	(2,951,539)
Net premiums written	3,295,817	3,054,713	3,129,719	5,102,325	5,263,056

Gross premiums earned	4,162,584	3,891,430	3,873,717	7,973,577	7,936,382
Ceded premiums earned	(1,600,065)	(1,395,486)	(1,338,420)	(2,889,796)	(2,776,056)
Net premiums earned	2,562,519	2,495,944	2,535,297	5,083,781	5,160,326
Other insurance related income	16,867	6,100	8,906	22,495	13,073
Total underwriting revenues	2,579,386	2,502,044	2,544,203	5,106,276	5,173,399

UNDERWRITING EXPENSES
Net losses and loss expenses	1,494,659	1,456,899	1,502,285	3,393,102	3,242,410
Acquisition costs	519,345	483,638	505,932	1,000,945	1,022,017
Underwriting-related general and administrative expenses [a]	258,561	273,650	280,499	551,467	550,289
Total underwriting expenses	2,272,565	2,214,187	2,288,716	4,945,514	4,814,716

UNDERWRITING INCOME [b]	306,821	287,857	255,487	160,762	358,683

OTHER (EXPENSES) REVENUES
Net investment income	358,358	270,601	183,569	611,742	418,829
Net investment gains (losses)	(62,687)	(44,558)	(267,771)	(74,630)	(456,789)
Corporate expenses [a]	(53,252)	(61,664)	(54,128)	(132,979)	(130,054)
Foreign exchange (losses) gains	30,936	(38,814)	101,274	(58,115)	157,945
Interest expense and financing costs	(34,157)	(33,632)	(30,805)	(68,421)	(63,146)
Reorganization expenses	(26,312)	—	(15,728)	(28,997)	(31,426)
Amortization of intangible assets	(5,458)	(5,458)	(5,458)	(10,917)	(10,917)
Total other (expenses) revenues	207,428	86,475	(89,047)	237,683	(115,558)

INCOME BEFORE INCOME TAXES AND INTEREST IN INCOME (LOSS) OF EQUITY METHOD INVESTMENTS	514,249	374,332	166,440	398,445	243,125
Income tax (expense) benefit	84,107	(43,454)	4,942	(26,316)	(22,037)
Interest in income (loss) of equity method investments	9,069	(105)	12,600	4,163	1,995

NET INCOME	607,425	330,773	183,982	376,292	223,083
Preferred share dividends	(15,125)	(15,125)	(15,125)	(30,250)	(30,250)
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$592,300	$315,648	$168,857	$346,042	$192,833

[a]   Underwriting-related general and administrative expenses is a non-GAAP financial measure as defined in SEC Regulation G. The reconciliation to total general and administrative expenses, the most comparable GAAP financial measure, also includes corporate expenses.
[b] Consolidated underwriting income (loss) is a non-GAAP financial measure as defined in SEC Regulation G. The reconciliation to net income (loss), the most comparable GAAP financial measure, is presented above.

AXIS CAPITAL HOLDINGS LIMITED
CONSOLIDATED KEY RATIOS

	Six months ended June 30,			Year ended December 31,
	2024	2023	2022	2023	2022
KEY RATIOS/PER SHARE DATA
Current accident year loss ratio, excluding catastrophe and weather-related losses	55.7%	56.0%	54.7%	55.9%	55.5%
Catastrophe and weather-related losses ratio	2.6%	2.8%	5.1%	2.7%	7.8%
Current accident year loss ratio	58.3%	58.8%	59.8%	58.6%	63.3%
Prior year reserve development ratio	—%	(0.4%)	(0.5%)	8.1%	(0.5%)
Net losses and loss expenses ratio	58.3%	58.4%	59.3%	66.7%	62.8%
Acquisition cost ratio	20.3%	19.4%	20.0%	19.7%	19.8%
General and administrative expense ratio [a]	12.2%	13.4%	13.1%	13.5%	13.2%
Combined ratio	90.8%	91.2%	92.4%	99.9%	95.8%

Weighted average common shares outstanding	84,677	85,036	85,068	85,142	84,864
Weighted average diluted common shares outstanding	85,509	85,833	85,826	86,012	85,669
Earnings per common share	$6.99	$3.71	$1.98	$4.06	$2.27
Earnings per diluted common share	$6.93	$3.68	$1.97	$4.02	$2.25
Annualized ROACE	24.1%	14.7%	7.5%	7.9%	4.3%
Annualized operating ROACE	19.1%	18.3%	14.6%	11.0%	11.1%
[a] Underwriting-related general and administrative expenses and corporate expenses are included in the general and administrative expense ratio.

AXIS CAPITAL HOLDINGS LIMITED
CONSOLIDATED SEGMENT DATA

	Three months ended June 30, 2024			Six months ended June 30, 2024
	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total
UNDERWRITING REVENUES
Gross premiums written	$1,814,066	$626,170	$2,440,236	$3,388,571	$1,706,092	$5,094,663
Ceded premiums written	(619,869)	(246,623)	(866,492)	(1,172,020)	(626,826)	(1,798,846)
Net premiums written	1,194,197	379,547	1,573,744	2,216,551	1,079,266	3,295,817

Gross premiums earned	1,541,766	576,171	2,117,937	3,040,805	1,121,779	4,162,584
Ceded premiums earned	(583,554)	(229,905)	(813,459)	(1,164,646)	(435,419)	(1,600,065)
Net premiums earned	958,212	346,266	1,304,478	1,876,159	686,360	2,562,519
Other insurance related income (loss)	(61)	8,587	8,526	(39)	16,906	16,867
Total underwriting revenues	958,151	354,853	1,313,004	1,876,120	703,266	2,579,386

UNDERWRITING EXPENSES
Net losses and loss expenses	542,591	223,397	765,988	1,039,455	455,204	1,494,659
Acquisition costs	188,026	77,065	265,091	364,055	155,290	519,345
Underwriting-related general and administrative expenses	111,894	8,874	120,768	233,981	24,580	258,561
Total underwriting expenses	842,511	309,336	1,151,847	1,637,491	635,074	2,272,565

UNDERWRITING INCOME	$115,640	$45,517	$161,157	$238,629	$68,192	$306,821

Catastrophe and weather-related losses, net of reinstatement premiums	$45,793	$1,267	$47,060	$64,946	$1,869	$66,815
Net favorable prior year reserve development	$—	$—	$—	$—	$—	$—

KEY RATIOS
Current accident year loss ratio, excluding catastrophe and weather-related losses	51.8%	64.2%	55.1%	51.9%	66.0%	55.7%
Catastrophe and weather-related losses ratio	4.8%	0.3%	3.6%	3.5%	0.3%	2.6%
Current accident year loss ratio	56.6%	64.5%	58.7%	55.4%	66.3%	58.3%
Prior year reserve development ratio	—%	—%	—%	—%	—%	—%
Net losses and loss expenses ratio	56.6%	64.5%	58.7%	55.4%	66.3%	58.3%
Acquisition cost ratio	19.6%	22.3%	20.3%	19.4%	22.6%	20.3%
Underwriting-related general and administrative expense ratio	11.7%	2.5%	9.3%	12.5%	3.6%	10.1%
Corporate expense ratio			2.1%			2.1%
Combined ratio	87.9%	89.3%	90.4%	87.3%	92.5%	90.8%

AXIS CAPITAL HOLDINGS LIMITED
GROSS PREMIUMS WRITTEN BY SEGMENT BY LINE OF BUSINESS

							Six months ended June 30,		Year ended December 31,
	Q2 2024	Q1 2024	Q4 2023	Q3 2023	Q2 2023	Q2 2022	2024	2023	2023

INSURANCE SEGMENT
Professional Lines	$299,087	$236,665	$338,938	$285,739	$294,403	$323,141	$535,752	$516,018	$1,140,695
Property	641,147	478,835	426,500	395,269	533,479	400,529	1,119,982	914,818	1,736,586
Liability	311,563	287,705	327,723	316,433	328,768	306,541	599,268	612,795	1,256,951
Cyber	164,518	132,936	166,312	148,011	182,049	173,134	297,454	334,837	649,160
Marine and Aviation	219,850	262,010	162,766	169,819	205,153	153,796	481,860	438,576	771,162
Accident and Health	101,243	104,606	79,597	88,742	85,836	65,396	205,849	165,219	333,559
Credit and Political Risk	76,658	71,748	81,542	53,611	54,462	47,085	148,406	117,499	252,651
TOTAL INSURANCE SEGMENT	$1,814,066	$1,574,505	$1,583,378	$1,457,624	$1,684,150	$1,469,622	$3,388,571	$3,099,762	$6,140,764

REINSURANCE SEGMENT
Liability	$169,933	$218,175	$100,041	$184,665	$159,234	$190,072	$388,108	$358,095	$642,801
Accident and Health	32,376	310,792	15,524	64,463	20,696	9,971	343,169	316,681	396,668
Professional Lines	203,001	146,832	13,838	42,950	186,233	173,056	349,833	322,435	379,222
Credit and Surety	88,281	164,043	61,930	70,486	103,430	76,872	252,324	218,667	351,083
Motor	26,039	152,145	7,273	27,113	26,966	35,814	178,184	167,081	201,466
Agriculture	74,290	39,501	(931)	37,846	66,985	49,971	113,791	89,385	126,300
Marine and Aviation	22,881	46,134	2,740	6,954	22,034	25,198	69,015	52,563	62,260
Total	616,801	1,077,622	200,415	434,477	585,578	560,954	1,694,424	1,524,907	2,159,800

Run-off lines
Catastrophe	4,491	1,423	(3,414)	6,415	10,874	62,077	5,913	27,175	30,175
Property	2,013	(156)	2,795	5,271	3,842	20,386	1,857	13,447	21,513
Engineering	2,865	1,033	1,119	2,091	(66)	444	3,898	1,063	4,273
Total run-off lines	9,369	2,300	500	13,777	14,650	82,907	11,668	41,685	55,961
TOTAL REINSURANCE SEGMENT	$626,170	$1,079,922	$200,915	$448,254	$600,228	$643,861	$1,706,092	$1,566,592	$2,215,761

CONSOLIDATED TOTAL	$2,440,236	$2,654,427	$1,784,293	$1,905,878	$2,284,378	$2,113,483	$5,094,663	$4,666,354	$8,356,525

AXIS CAPITAL HOLDINGS LIMITED
CONSOLIDATED DATA

							Year ended December 31,
	Q2 2024	Q1 2024	Q4 2023	Q3 2023	Q2 2023	Q2 2022	2023
UNDERWRITING REVENUES
Gross premiums written	$2,440,236	$2,654,427	$1,784,293	$1,905,878	$2,284,378	$2,113,483	$8,356,525
Ceded premiums written	(866,492)	(932,354)	(712,038)	(930,521)	(838,021)	(796,636)	(3,254,200)
Net premiums written	1,573,744	1,722,073	1,072,255	975,357	1,446,357	1,316,847	5,102,325

Gross premiums earned	2,117,937	2,044,647	2,035,926	2,046,222	1,969,662	1,971,208	7,973,577
Ceded premiums earned	(813,459)	(786,606)	(770,653)	(723,658)	(703,917)	(694,156)	(2,889,796)
Net premiums earned	1,304,478	1,258,041	1,265,273	1,322,564	1,265,745	1,277,052	5,083,781
Other insurance related income	8,526	8,340	6,050	10,344	5,524	2,213	22,495
Total underwriting revenues	1,313,004	1,266,381	1,271,323	1,332,908	1,271,269	1,279,265	5,106,276

UNDERWRITING EXPENSES
Net losses and loss expenses	765,988	728,671	1,152,262	783,940	736,257	769,587	3,393,102
Acquisition costs	265,091	254,254	253,918	263,389	253,265	257,582	1,000,945
Underwriting-related general and administrative expenses	120,768	137,793	139,216	138,601	133,255	135,403	551,467
Total underwriting expenses	1,151,847	1,120,718	1,545,396	1,185,930	1,122,777	1,162,572	4,945,514

UNDERWRITING INCOME (LOSS)	$161,157	$145,663	$(274,073)	$146,978	$148,492	$116,693	$160,762

Catastrophe and weather-related losses, net of reinstatement premiums	$47,060	$19,755	$25,866	$41,663	$32,228	$67,119	$137,702
Net favorable (adverse) prior year reserve development	$—	$—	$(425,001)	$2,762	$6,319	$3,940	$(411,882)

KEY RATIOS
Current accident year loss ratio, excluding catastrophe and weather-related losses	55.1%	56.4%	55.4%	56.3%	56.1%	55.3%	55.9%
Catastrophe and weather-related losses ratio	3.6%	1.5%	2.1%	3.2%	2.6%	5.3%	2.7%
Current accident year loss ratio	58.7%	57.9%	57.5%	59.5%	58.7%	60.6%	58.6%
Prior year reserve development ratio	—%	—%	33.6%	(0.2%)	(0.5%)	(0.3%)	8.1%
Net losses and loss expenses ratio	58.7%	57.9%	91.1%	59.3%	58.2%	60.3%	66.7%
Acquisition cost ratio	20.3%	20.2%	20.1%	19.9%	20.0%	20.2%	19.7%
General and administrative expenses ratio [a]	11.4%	13.0%	13.4%	13.5%	13.3%	12.9%	13.5%
Combined ratio	90.4%	91.1%	124.6%	92.7%	91.5%	93.4%	99.9%

[a]    Underwriting-related general and administrative expenses and corporate expenses are included in the general and administrative expense ratio.

AXIS CAPITAL HOLDINGS LIMITED
INSURANCE SEGMENT DATA

							Year ended December 31,
	Q2 2024	Q1 2024	Q4 2023	Q3 2023	Q2 2023	Q2 2022	2023
UNDERWRITING REVENUES
Gross premiums written	$1,814,066	$1,574,505	$1,583,378	$1,457,624	$1,684,150	$1,469,622	$6,140,764
Ceded premiums written	(619,869)	(552,151)	(613,507)	(572,372)	(663,129)	(600,203)	(2,382,044)
Net premiums written	1,194,197	1,022,354	969,871	885,252	1,021,021	869,419	3,758,720

Gross premiums earned	1,541,766	1,499,039	1,485,956	1,463,578	1,393,438	1,285,275	5,713,667
Ceded premiums earned	(583,554)	(581,093)	(569,177)	(577,864)	(550,687)	(516,551)	(2,251,967)
Net premiums earned	958,212	917,946	916,779	885,714	842,751	768,724	3,461,700
Other insurance related income (loss)	(61)	21	(289)	(22)	58	237	(198)
Total underwriting revenues	958,151	917,967	916,490	885,692	842,809	768,961	3,461,502

UNDERWRITING EXPENSES
Net losses and loss expenses	542,591	496,864	681,515	491,368	457,650	421,836	2,080,001
Acquisition costs	188,026	176,029	175,050	169,384	156,972	144,732	648,463
Underwriting-related general and administrative expenses	111,894	122,087	121,600	120,330	113,534	108,577	472,094
Total underwriting expenses	842,511	794,980	978,165	781,082	728,156	675,145	3,200,558

UNDERWRITING INCOME (LOSS)	$115,640	$122,987	$(61,675)	$104,610	$114,653	$93,816	$260,944

Catastrophe and weather-related losses, net of reinstatement premiums	$45,793	$19,153	$23,074	$37,145	$26,440	$27,989	$111,040
Net favorable (adverse) prior year reserve development	$—	$—	$(181,787)	$1,609	$2,784	$2,773	$(176,353)

KEY RATIOS
Current accident year loss ratio, excluding catastrophe and weather-related losses	51.8%	52.0%	52.0%	51.5%	51.5%	51.6%	51.8%
Catastrophe and weather-related losses ratio	4.8%	2.1%	2.5%	4.2%	3.1%	3.6%	3.2%
Current accident year loss ratio	56.6%	54.1%	54.5%	55.7%	54.6%	55.2%	55.0%
Prior year reserve development ratio	—%	—%	19.8%	(0.2%)	(0.3%)	(0.3%)	5.1%
Net losses and loss expenses ratio	56.6%	54.1%	74.3%	55.5%	54.3%	54.9%	60.1%
Acquisition cost ratio	19.6%	19.2%	19.1%	19.1%	18.6%	18.8%	18.7%
Underwriting-related general and administrative expenses ratio	11.7%	13.3%	13.3%	13.6%	13.5%	14.1%	13.7%
Combined ratio	87.9%	86.6%	106.7%	88.2%	86.4%	87.8%	92.5%

AXIS CAPITAL HOLDINGS LIMITED
REINSURANCE SEGMENT DATA

							Year ended December 31,
	Q2 2024	Q1 2024	Q4 2023	Q3 2023	Q2 2023	Q2 2022	2023
UNDERWRITING REVENUES
Gross premiums written	$626,170	$1,079,922	$200,915	$448,254	$600,228	$643,861	$2,215,761
Ceded premiums written	(246,623)	(380,203)	(98,531)	(358,149)	(174,892)	(196,433)	(872,156)
Net premiums written	379,547	699,719	102,384	90,105	425,336	447,428	1,343,605

Gross premiums earned	576,171	545,608	549,970	582,644	576,224	685,933	2,259,910
Ceded premiums earned	(229,905)	(205,513)	(201,476)	(145,794)	(153,230)	(177,605)	(637,829)
Net premiums earned	346,266	340,095	348,494	436,850	422,994	508,328	1,622,081
Other insurance related income	8,587	8,319	6,339	10,366	5,466	1,976	22,693
Total underwriting revenues	354,853	348,414	354,833	447,216	428,460	510,304	1,644,774

UNDERWRITING EXPENSES
Net losses and loss expenses	223,397	231,807	470,747	292,572	278,607	347,751	1,313,101
Acquisition costs	77,065	78,225	78,868	94,005	96,293	112,850	352,482
Underwriting-related general and administrative expenses	8,874	15,706	17,616	18,271	19,721	26,826	79,373
Total underwriting expenses	309,336	325,738	567,231	404,848	394,621	487,427	1,744,956

UNDERWRITING INCOME (LOSS)	$45,517	$22,676	$(212,398)	$42,368	$33,839	$22,877	$(100,182)

Catastrophe and weather-related losses, net of reinstatement premiums	$1,267	$602	$2,792	$4,518	$5,788	$39,130	$26,662
Net favorable (adverse) prior year reserve development	$—	$—	$(243,214)	$1,153	$3,535	$1,167	$(235,529)

KEY RATIOS
Current accident year loss ratio, excluding catastrophe and weather-related losses	64.2%	68.0%	64.5%	66.2%	65.3%	60.9%	64.8%
Catastrophe and weather-related losses ratio	0.3%	0.2%	0.8%	1.0%	1.4%	7.7%	1.6%
Current accident year loss ratio	64.5%	68.2%	65.3%	67.2%	66.7%	68.6%	66.4%
Prior year reserve development ratio	—%	—%	69.8%	(0.2%)	(0.8%)	(0.2%)	14.6%
Net losses and loss expenses ratio	64.5%	68.2%	135.1%	67.0%	65.9%	68.4%	81.0%
Acquisition cost ratio	22.3%	23.0%	22.6%	21.5%	22.8%	22.2%	21.7%
Underwriting-related general and administrative expense ratio	2.5%	4.6%	5.1%	4.2%	4.6%	5.3%	4.9%
Combined ratio	89.3%	95.8%	162.8%	92.7%	93.3%	95.9%	107.6%

AXIS CAPITAL HOLDINGS LIMITED
NET INVESTMENT INCOME

							Six months ended June 30,		Year ended December 31,
	Q2 2024	Q1 2024	Q4 2023	Q3 2023	Q2 2023	Q2 2022	2024	2023	2023

Fixed maturities	$154,023	$139,396	$139,183	$133,006	$124,390	$72,607	$293,419	$242,652	$514,842
Other investments	14,301	5,673	24,954	312	(5,341)	14,327	19,974	(4,855)	20,411
Equity securities	3,057	2,762	3,592	3,050	2,990	2,688	5,819	5,445	12,088
Mortgage loans	9,108	9,130	9,154	8,892	8,880	4,903	18,237	17,266	35,312
Cash and cash equivalents	13,733	13,661	14,622	14,465	11,161	3,679	27,395	21,174	50,261
Short-term investments	3,766	3,463	2,939	2,195	2,129	402	7,229	3,789	8,924

Gross investment income	197,988	174,085	194,444	161,920	144,209	98,606	372,073	285,471	641,838
Investment expenses	(7,013)	(6,702)	(7,507)	(7,719)	(7,380)	(6,392)	(13,715)	(14,870)	(30,096)

Net investment income	$190,975	$167,383	$186,937	$154,201	$136,829	$92,214	$358,358	$270,601	$611,742

AXIS CAPITAL HOLDINGS LIMITED
CONSOLIDATED BALANCE SHEETS

	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,
	2024	2024	2023	2023	2023	2022
ASSETS
Investments:
Fixed maturities, available for sale, at fair value	$12,585,137	$12,269,310	$12,234,742	$11,723,368	$11,564,397	$11,304,682
Fixed maturities, held to maturity, at amortized cost	637,792	693,042	686,296	712,840	717,310	641,428
Equity securities, at fair value	589,899	582,178	588,511	556,262	596,692	522,161
Mortgage loans, held for investment, at fair value	544,859	609,704	610,148	610,277	609,274	656,112
Other investments, at fair value	936,680	934,724	949,413	954,571	970,079	981,774
Equity method investments	193,705	182,594	174,634	162,412	148,183	158,893
Short-term investments, at fair value	57,436	75,879	17,216	115,959	46,282	65,683
Total investments	15,545,508	15,347,431	15,260,960	14,835,689	14,652,217	14,330,733
Cash and cash equivalents	1,655,063	1,841,574	1,383,985	1,267,315	1,518,270	1,497,928
Accrued interest receivable	118,147	107,131	106,055	99,978	100,915	73,873
Insurance and reinsurance premium balances receivable	3,686,819	3,517,242	3,067,554	3,207,444	3,371,439	3,174,117
Reinsurance recoverable on unpaid losses and loss expenses	6,591,821	6,503,188	6,323,083	6,031,527	5,865,609	5,008,583
Reinsurance recoverable on paid losses and loss expenses	483,447	472,660	575,847	594,375	572,757	510,613
Deferred acquisition costs	592,067	543,343	450,950	503,617	586,085	576,237
Prepaid reinsurance premiums	2,113,364	2,060,717	1,916,087	1,973,378	1,767,474	1,656,643
Receivable for investments sold	11,899	5,686	8,767	17,306	22,102	10,421
Goodwill	100,801	100,801	100,801	100,801	100,801	100,801
Intangible assets	181,426	184,155	186,883	189,612	192,342	203,259
Operating lease right-of-use assets	101,101	104,162	108,093	104,240	108,511	94,451
Loan advances made	328,921	345,065	305,222	138,012	78,419	70,365
Other assets	568,498	625,535	456,385	409,230	401,575	381,768
TOTAL ASSETS	$32,078,882	$31,758,690	$30,250,672	$29,472,524	$29,338,516	$27,689,792

LIABILITIES
Reserve for losses and loss expenses	$16,738,871	$16,630,897	$16,434,018	$15,555,256	$15,419,498	$14,398,039
Unearned premiums	5,674,787	5,353,827	4,747,602	4,995,785	5,139,177	4,963,138
Insurance and reinsurance balances payable	2,005,126	1,909,309	1,792,719	1,900,188	1,806,433	1,694,549
Debt	1,314,438	1,314,074	1,313,714	1,313,358	1,313,006	1,311,637
Federal Home Loan Bank advances	85,790	85,790	85,790	85,790	85,790	—
Payable for investments purchased	118,706	493,582	26,093	87,992	81,835	186,921
Operating lease liabilities	116,264	119,124	123,101	116,547	121,922	105,129
Other liabilities	365,429	346,932	464,439	384,400	349,894	327,748
TOTAL LIABILITIES	26,419,411	26,253,535	24,987,476	24,439,316	24,317,555	22,987,161

SHAREHOLDERS’ EQUITY
Preferred shares	550,000	550,000	550,000	550,000	550,000	550,000
Common shares	2,206	2,206	2,206	2,206	2,206	2,206
Additional paid-in capital	2,376,244	2,368,144	2,383,030	2,375,678	2,361,185	2,341,507
Accumulated other comprehensive income (loss)	(394,968)	(411,849)	(365,836)	(775,439)	(630,509)	(724,114)
Retained earnings	6,957,185	6,790,558	6,440,528	6,628,179	6,485,901	6,298,680
Treasury shares, at cost	(3,831,196)	(3,793,904)	(3,746,732)	(3,747,416)	(3,747,822)	(3,765,648)
TOTAL SHAREHOLDERS' EQUITY	5,659,471	5,505,155	5,263,196	5,033,208	5,020,961	4,702,631

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$32,078,882	$31,758,690	$30,250,672	$29,472,524	$29,338,516	$27,689,792

Book value per common share	$60.70	$58.51	$55.26	$52.60	$52.47	$49.05
Book value per diluted common share	$59.29	$57.13	$54.06	$51.17	$50.98	$47.62
Tangible book value per diluted common share	$56.59	$54.42	$51.34	$48.44	$48.22	$44.74
Debt to total capital [a]	18.8%	19.3%	20.0%	20.7%	20.7%	21.8%

[a]    The debt to total capital ratio is calculated by dividing debt by total capital. Total capital represents the sum of total shareholders’ equity and debt.

AXIS CAPITAL HOLDINGS LIMITED
CASH AND INVESTED ASSETS PORTFOLIO

	At June 30, 2024						At December 31, 2023
	Cost or Amortized Cost	Allowance for Expected Credit Losses	Unrealized Gains	Unrealized Losses	Fair Value or Net Carrying Value	Percentage	Fair Value or Net Carrying Value	Percentage
Fixed Maturities, available for sale, at fair value
U.S. government and agency	$2,713,759	$—	$6,506	$(47,299)	$2,672,966	15.4%	$3,007,528	18.1%
Non-U.S. government	771,227	(74)	3,605	(23,250)	751,508	4.4%	723,959	4.3%
Corporate debt	5,271,600	(4,303)	30,067	(210,837)	5,086,527	29.6%	4,474,172	26.7%
Agency RMBS	1,692,741	—	2,304	(94,018)	1,601,027	9.3%	1,634,661	9.8%
CMBS	874,187	—	540	(50,012)	824,715	4.8%	839,696	5.0%
Non-Agency RMBS	138,135	(203)	456	(11,624)	126,764	0.7%	153,396	0.9%
ABS	1,386,533	(51)	2,661	(18,499)	1,370,644	8.0%	1,242,971	7.4%
Municipals	161,007	—	225	(10,246)	150,986	0.9%	158,359	0.9%
Total fixed maturities, available for sale, at fair value	13,009,189	(4,631)	46,364	(465,785)	12,585,137	73.1%	12,234,742	73.1%

Fixed maturities, held to maturity, at amortized cost
Corporate debt	105,192	—	—	—	105,192	0.6%	95,200	0.6%
ABS	532,600	—	—	—	532,600	3.1%	591,096	3.5%
Total fixed maturities, held to maturity, at amortized cost	637,792	—	—	—	637,792	3.7%	686,296	4.1%

Equity securities, at fair value
Common stocks	2,843	—	75	(423)	2,495	—%	2,546	—%
Preferred Stocks	5,810	—	144	(112)	5,842	—%	5,601	—%
Exchange-traded funds	188,625	—	109,531	(965)	297,191	1.7%	287,275	1.7%
Bond mutual funds	350,165	—	1,662	(67,456)	284,371	1.7%	293,089	1.8%
Total equity securities, at fair value	547,443	—	111,412	(68,956)	589,899	3.4%	588,511	3.5%

Total fixed maturities and equity securities	$14,194,424	$(4,631)	$157,776	$(534,741)	13,812,828	80.2%	13,509,549	80.7%
Mortgage loans, held for investment					544,859	3.2%	610,148	3.6%
Other investments					936,680	5.4%	949,413	5.7%
Equity method investments					193,705	1.1%	174,634	1.0%
Short-term investments					57,436	0.4%	17,216	0.2%
Total investments					15,545,508	90.3%	15,260,960	91.2%
Cash and cash equivalents [a]					1,655,063	9.6%	1,383,985	8.3%
Accrued interest receivable					118,147	0.7%	106,055	0.6%
Net receivable/(payable) for investments sold (purchased)					(106,807)	(0.6%)	(17,326)	(0.1%)
Total cash and invested assets					$17,211,911	100.0%	$16,733,674	100.0%

[a]    Includes $562 million and $431 million of restricted cash and cash equivalents at June 30, 2024 and December 31, 2023, respectively.

	At June 30, 2024		At December 31, 2023
	Fair Value	Percentage	Fair Value	Percentage
Other Investments:
Multi-strategy funds	$24,634	2.6%	$24,619	2.6%
Direct lending funds	167,137	17.8%	192,270	20.3%
Real estate funds	309,793	33.1%	317,325	33.4%
Private equity funds	318,608	34.0%	301,712	31.8%
Other privately held investments	112,010	12.0%	108,187	11.4%
Collateralized loan obligations - equity tranches	4,498	0.5%	5,300	0.5%
Total	$936,680	100.0%	$949,413	100.0%

AXIS CAPITAL HOLDINGS LIMITED
CASH AND INVESTED ASSETS COMPOSITION

	Q2 2024	Q1 2024	Q4 2023	Q3 2023	Q2 2023	Q2 2022
	Fair Value %
CASH AND INVESTED ASSETS PORTFOLIO
Fixed Maturities, available for sale:
U.S. government and agency	15.4%	15.6%	18.1%	17.6%	17.2%	15.5%
Non-U.S. government	4.4%	4.4%	4.3%	4.2%	3.6%	4.2%
Corporate debt	29.6%	29.2%	26.7%	26.2%	26.7%	27.6%
MBS:
Agency RMBS	9.3%	9.4%	9.8%	9.6%	8.7%	6.5%
CMBS	4.8%	4.9%	5.0%	5.4%	5.4%	6.9%
Non-agency RMBS	0.7%	0.8%	0.9%	0.9%	0.8%	0.9%
ABS	8.0%	7.8%	7.4%	7.9%	8.0%	9.3%
Municipals	0.9%	0.9%	0.9%	0.9%	0.9%	1.0%

Total Fixed Maturities, available for sale	73.1%	73.0%	73.1%	72.7%	71.3%	71.9%
Fixed Maturities, held to maturity:
Corporate debt	0.6%	0.6%	0.6%	0.6%	0.6%	0.4%
ABS	3.1%	3.5%	3.5%	3.8%	3.8%	3.7%

Total Fixed Maturities, held to maturity	3.7%	4.1%	4.1%	4.4%	4.4%	4.1%
Equity securities	3.4%	3.5%	3.5%	3.4%	3.7%	3.3%
Mortgage loans	3.2%	3.6%	3.6%	3.8%	3.8%	4.2%
Other investments	5.4%	5.6%	5.7%	5.9%	6.0%	6.2%
Equity method investments	1.1%	1.1%	1.0%	1.0%	0.9%	1.0%
Short-term investments	0.4%	0.4%	0.2%	0.8%	0.3%	0.4%

Total Investments	90.3%	91.3%	91.2%	92.0%	90.4%	91.1%
Cash and cash equivalents	9.6%	11.0%	8.3%	7.9%	9.4%	9.5%
Accrued interest receivable	0.7%	0.6%	0.6%	0.6%	0.6%	0.5%
Net receivable/(payable) for investments sold (purchased)	(0.6%)	(2.9%)	(0.1%)	(0.5%)	(0.4%)	(1.1%)
Total Cash and Invested Assets	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

CREDIT QUALITY OF FIXED MATURITIES
U.S. government and agency	20.2%	20.0%	23.3%	23.0%	22.7%	20.4%
AAA [a]	21.0%	21.7%	21.3%	22.4%	34.8%	35.1%
AA [a]	20.4%	20.4%	20.5%	20.4%	7.0%	7.7%
A	16.8%	16.1%	15.9%	15.1%	15.6%	15.8%
BBB	11.4%	11.6%	11.0%	10.7%	11.2%	12.0%
Below BBB	10.2%	10.2%	8.0%	8.4%	8.7%	9.0%
Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

MATURITY PROFILE OF FIXED MATURITIES
Within one year	4.3%	3.3%	3.6%	4.4%	4.9%	4.9%
From one to five years	42.7%	44.7%	45.1%	43.1%	42.3%	39.2%
From five to ten years	18.0%	16.3%	15.6%	15.7%	16.2%	18.1%
Above ten years	1.3%	1.3%	1.2%	1.1%	1.3%	2.0%
Asset-backed and mortgage-backed securities	33.7%	34.4%	34.5%	35.7%	35.3%	35.8%
Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

CASH AND INVESTED ASSETS PORTFOLIO CHARACTERISTICS
Book yield of fixed maturities	4.4%	4.3%	4.2%	4.1%	3.9%	2.4%
Yield to maturity of fixed maturities	5.7%	5.6%	5.4%	6.2%	5.9%	4.3%
Average duration of fixed maturities (inclusive of duration hedges)	3.1 yrs	3.0 yrs	3.0 yrs	3.0 yrs	2.9 yrs	3.0 yrs
Average credit quality of fixed maturities	A+	A+	AA-	AA-	AA-	AA-

[a]    Includes U.S. government-sponsored agencies, residential mortgage-backed securities ("RMBS") and commercial mortgage-backed securities ("CMBS") and reflect the downgrade of the U.S. government on August 1, 2023.

AXIS CAPITAL HOLDINGS LIMITED
MORTGAGE-BACKED AND ASSET-BACKED SECURITIES COMPOSITION
At June 30, 2024

Available for sale, at fair value	Agencies	AAA	AA	A	BBB	Non-Investment Grade	Total

Residential MBS	$1,601,027	$118,479	$4,999	$1,206	$92	$1,988	$1,727,791
Commercial MBS	84,103	696,731	37,985	85	4,887	924	824,715
ABS	—	1,138,015	120,968	86,994	22,996	1,671	1,370,644

Total mortgage-backed and asset-backed securities, available for sale, at fair value	$1,685,130	$1,953,225	$163,952	$88,285	$27,975	$4,583	$3,923,150

Percentage of total	43.0%	49.8%	4.2%	2.3%	0.7%	—%	100.0%

Held to maturity, at amortized cost	Agencies	AAA	AA	A	BBB	Non-Investment Grade	Total

ABS	$—	$260,614	$271,986	$—	$—	$—	$532,600

Total mortgage-backed and asset-backed securities, held to maturity, at amortized cost	$—	$260,614	$271,986	$—	$—	$—	$532,600

Percentage of total	—%	48.9%	51.1%	—%	—%	—%	100.0%

AXIS CAPITAL HOLDINGS LIMITED
RESERVE FOR LOSSES AND LOSS EXPENSES

	Three months ended June 30, 2024			Six months ended June 30, 2024
	Reserve for losses and loss expenses	Reinsurance recoverable on unpaid losses and loss expenses	Net reserve for losses and loss expenses	Reserve for losses and loss expenses	Reinsurance recoverable on unpaid losses and loss expenses	Net reserve for losses and loss expenses
Reserve for losses and loss expenses

Beginning of period	$16,630,897	$(6,503,188)	$10,127,709	$16,434,018	$(6,323,083)	$10,110,935
Incurred losses and loss expenses	1,241,694	(475,706)	765,988	2,478,886	(984,227)	1,494,659
Paid losses and loss expenses	(1,127,089)	379,293	(747,796)	(2,099,755)	688,663	(1,411,092)
Foreign exchange and other	(6,631)	7,780	1,149	(74,278)	26,826	(47,452)

End of period [a]	$16,738,871	$(6,591,821)	$10,147,050	$16,738,871	$(6,591,821)	$10,147,050

[a]  At June 30, 2024, reserve for losses and loss expenses included IBNR of $11.3 billion, or 68% (December 31, 2023: $10.9 billion, or 66%).

AXIS CAPITAL HOLDINGS LIMITED
RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS BY SEGMENT

	Three months ended June 30, 2024			Six months ended June 30, 2024
	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total

Gross paid losses and loss expenses	$658,094	$468,995	$1,127,089	$1,225,130	$874,625	$2,099,755
Reinsurance recoverable on paid losses and loss expenses	(271,647)	(107,646)	(379,293)	(490,861)	(197,802)	(688,663)
Net paid losses and loss expenses	386,447	361,349	747,796	734,269	676,823	1,411,092

Change in gross case reserves	12,434	(91,868)	(79,434)	38,333	(160,116)	(121,783)
Change in gross IBNR	199,522	(5,483)	194,039	479,087	21,827	500,914
Change in reinsurance recoverable on unpaid losses and loss expenses	(55,812)	(40,601)	(96,413)	(212,234)	(83,330)	(295,564)
Change in net unpaid losses and loss expenses	156,144	(137,952)	18,192	305,186	(221,619)	83,567

Total net incurred losses and loss expenses	$542,591	$223,397	$765,988	$1,039,455	$455,204	$1,494,659

Gross reserve for losses and loss expenses	$10,000,929	$6,737,942	$16,738,871	$10,000,929	$6,737,942	$16,738,871

Net favorable prior year reserve development	$—	$—	$—	$—	$—	$—

Key Ratios

Net paid losses and loss expenses / Net incurred losses and loss expenses	71.2%	161.8%	97.6%	70.6%	148.7%	94.4%

Net paid losses and loss expenses / Net premiums earned	40.3%	104.4%	57.3%	39.1%	98.6%	55.1%
Net unpaid losses and loss expenses / Net premiums earned	16.3%	(39.9%)	1.4%	16.3%	(32.3%)	3.2%
Net losses and loss expenses ratio	56.6%	64.5%	58.7%	55.4%	66.3%	58.3%

AXIS CAPITAL HOLDINGS LIMITED
EARNINGS PER COMMON SHARE INFORMATION - AS REPORTED, U.S. GAAP

	Three months ended June 30,		Six months ended June 30,
	2024	2023	2024	2023

Net income available to common shareholders	$204,401	$143,111	$592,300	$315,648

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Weighted average common shares outstanding	84,475	85,207	84,677	85,036
Dilutive share equivalents:
Share-based compensation plans	851	605	832	797
Weighted average diluted common shares outstanding	85,326	85,812	85,509	85,833

EARNINGS PER COMMON SHARE
Earnings per common share	$2.42	$1.68	$6.99	$3.71
Earnings per diluted common share	$2.40	$1.67	$6.93	$3.68

EARNINGS PER COMMON SHARE INFORMATION AND COMMON SHARES ROLL FORWARD

	Q2 2024	Q1 2024	Q4 2023	Q3 2023	Q2 2023	Q2 2022

Net income (loss) available (attributable) to common shareholders	$204,401	$387,896	$(150,145)	$180,535	$143,111	$27,215

COMMON SHARES OUTSTANDING
Common shares - at beginning of period	84,687	85,286	85,228	85,216	85,183	85,276
Shares issued and treasury shares reissued	37	682	167	19	53	19
Shares repurchased for treasury	(545)	(1,281)	(109)	(7)	(20)	(640)
Common shares - at end of period	84,179	84,687	85,286	85,228	85,216	84,655

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Weighted average common shares outstanding	84,475	84,879	85,268	85,223	85,207	85,173
Dilutive share equivalents:
Share-based compensation plans [a]	851	814	—	885	605	670
Weighted average diluted common shares outstanding	85,326	85,693	85,268	86,108	85,812	85,843

EARNINGS (LOSS) PER COMMON SHARE
Earnings (loss) per common share	$2.42	$4.57	($1.76)	$2.12	$1.68	$0.32
Earnings (loss) per diluted common share	$2.40	$4.53	($1.76)	$2.10	$1.67	$0.32

[a] Due to the net loss attributable to common shareholders recognized for the quarter ended December 31, 2023, the share equivalents were anti-dilutive.

AXIS CAPITAL HOLDINGS LIMITED
BOOK VALUE PER DILUTED COMMON SHARE ANALYSIS - TREASURY STOCK METHOD [a]

	At June 30, 2024

	Common Shareholders’ Equity	Common Shares Outstanding, net of Treasury Shares	Per share

Closing stock price			$70.65

Book value per common share	$5,109,471	84,179	$60.70

Dilutive securities:
Restricted stock units		1,993	(1.41)
Book value per diluted common share	$5,109,471	86,172	$59.29

	At December 31, 2023

	Common Shareholders’ Equity	Common Shares Outstanding, net of Treasury Shares	Per share

Closing stock price			$55.37

Book value per common share	$4,713,196	85,286	$55.26

Dilutive securities:
Restricted stock units		1,903	(1.20)
Book value per diluted common share	$4,713,196	87,189	$54.06

[a]   Under this method, unvested restricted stock units are included in determining the diluted common shares outstanding.

TANGIBLE BOOK VALUE PER DILUTED COMMON SHARE

	Q2 2024	Q1 2024	Q4 2023	Q3 2023	Q2 2023	Q2 2022

Common shareholders' equity	$5,109,471	$4,955,155	$4,713,196	$4,483,208	$4,470,961	$4,152,631
Less: goodwill	(100,801)	(100,801)	(100,801)	(100,801)	(100,801)	(100,801)
Less: intangible assets	(181,426)	(184,155)	(186,883)	(189,612)	(192,342)	(203,259)
Associated tax impact	49,128	49,749	50,371	50,992	51,613	52,546
Tangible common shareholders' equity	$4,876,372	$4,719,948	$4,475,883	$4,243,787	$4,229,431	$3,901,117

Diluted common shares outstanding, net of treasury shares [a]	86,172	86,738	87,189	87,617	87,706	87,201

Book value per diluted common share	$59.29	$57.13	$54.06	$51.17	$50.98	$47.62

Tangible book value per diluted common share	$56.59	$54.42	$51.34	$48.44	$48.22	$44.74

[a] Diluted common shares outstanding, net of treasury shares is calculated in the table above.

AXIS CAPITAL HOLDINGS LIMITED
NON-GAAP FINANCIAL MEASURES RECONCILIATION (UNAUDITED)
OPERATING INCOME AND OPERATING RETURN ON AVERAGE COMMON EQUITY

	Three months ended June 30,		Six months ended June 30,
	2024	2023	2024	2023
Net income available to common shareholders	$204,401	$143,111	$592,300	$315,648
Net investment (gains) losses	53,479	24,370	62,687	44,558
Foreign exchange losses (gains)	(7,384)	30,104	(30,936)	38,814
Reorganization expenses	14,014	—	26,312	—
Interest in (income) loss of equity method investments	(7,900)	(2,100)	(9,069)	105
Bermuda net deferred tax asset [a]	—	—	(162,705)	—
Income tax benefit [b]	(6,621)	(4,308)	(8,435)	(7,893)
Operating income	$249,989	$191,177	$470,154	$391,232

Earnings per diluted common share	$2.40	$1.67	$6.93	$3.68
Net investment (gains) losses	0.63	0.28	0.73	0.52
Foreign exchange losses (gains)	(0.09)	0.35	(0.36)	0.45
Reorganization expenses	0.16	—	0.31	—
Interest in (income) loss of equity method investments	(0.09)	(0.02)	(0.11)	—
Bermuda net deferred tax asset	—	—	(1.90)	—
Income tax benefit	(0.08)	(0.05)	(0.10)	(0.09)
Operating income per diluted common share	$2.93	$2.23	$5.50	$4.56

Weighted average diluted common shares outstanding	85,326	85,812	85,509	85,833

Average common shareholders' equity	$5,032,313	$4,440,595	$4,911,334	$4,280,436

Annualized return on average common equity	16.2%	12.9%	24.1%	14.7%

Annualized operating return on average common equity	19.9%	17.2%	19.1%	18.3%

[a] Net deferred tax benefit due to the recognition of deferred tax assets net of deferred tax liabilities related to a future Bermuda corporate income tax rate of 15%, pursuant to the Corporate Income Tax Act 2023.
[b] Tax expense (benefit) associated with the adjustments to net income (loss) available (attributable) to common shareholders. Tax impact is estimated by applying the statutory rates of applicable jurisdictions.

AXIS CAPITAL HOLDINGS LIMITED
RATIONALE FOR THE USE OF NON-GAAP FINANCIAL MEASURES

We present our results of operations in a way we believe will be meaningful and useful to investors, analysts, rating agencies and others who use our financial information to evaluate our performance. Some of the measurements we use are considered non-GAAP financial measures under SEC rules and regulations. In this document, we present underwriting-related general and administrative expenses, consolidated underwriting income (loss), current accident year loss ratio, catastrophe and weather-related losses ratio, current accident year loss ratio, excluding catastrophe and weather-related losses, operating income (loss) (in total and on a per share basis), annualized operating return on average common equity ("operating ROACE"), tangible book value per diluted common share which are non-GAAP financial measures as defined in SEC Regulation G. We believe that these non-GAAP financial measures, which may be defined and calculated differently by other companies, help explain and enhance the understanding of our results of operations. However, these measures should not be viewed as a substitute for those determined in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP").

Underwriting-Related General and Administrative Expenses
Underwriting-related general and administrative expenses include those general and administrative expenses that are incremental and/or directly attributable to our underwriting operations. While this measure is presented in the 'Segment Information' note to our Consolidated Financial Statements, it is considered a non-GAAP financial measure when presented elsewhere on a consolidated basis.

Corporate expenses include holding company costs necessary to support our worldwide insurance and reinsurance operations and costs associated with operating as a publicly-traded company. As these costs are not incremental and/or directly attributable to our underwriting operations, these costs are excluded from underwriting-related general and administrative expenses, and therefore, consolidated underwriting income (loss). General and administrative expenses, the most comparable GAAP financial measure to underwriting-related general and administrative expenses, also includes corporate expenses.

The reconciliation of underwriting-related general and administrative expenses to general and administrative expenses, the most comparable GAAP financial measure, is presented in the 'Consolidated Statements of Operations' section of this document.

Consolidated Underwriting Income (Loss)
Consolidated underwriting income (loss) is a pre-tax measure of underwriting profitability that takes into account net premiums earned and other insurance related income (loss) as revenues and net losses and loss expenses, acquisition costs and underwriting-related general and administrative expenses as expenses. While this measure is presented in the 'Segment Information' note to our Consolidated Financial Statements, it is considered a non-GAAP financial measure when presented elsewhere on a consolidated basis.

We evaluate our underwriting results separately from the performance of our investment portfolio. As a result, we believe it is appropriate to exclude net investment income and net investment gains (losses) from our underwriting profitability measure.

Foreign exchange losses (gains) in our consolidated statements of operations primarily relate to the impact of foreign exchange rate movements on our net insurance-related liabilities. However, we manage our investment portfolio in such a way that unrealized and realized foreign exchange losses (gains) on our investment portfolio, including unrealized foreign exchange losses (gains) on our equity securities, and foreign exchange losses (gains) realized on the sale of our available for sale investments and equity securities recognized in net investment gains (losses), and unrealized foreign exchange losses (gains) on our available for sale investments in other comprehensive income (loss), generally offset a large portion of the foreign exchange losses (gains) arising from our underwriting portfolio, thereby minimizing the impact of foreign exchange rate movements on total shareholders’ equity. As a result, we believe that foreign exchange losses (gains) in our consolidated statements of operations in isolation are not a meaningful contributor to our underwriting performance. Therefore, foreign exchange losses (gains) are excluded from consolidated underwriting income (loss).

Interest expense and financing costs primarily relate to interest payable on our debt and Federal Home Loan Bank advances. As these expenses are not incremental and/or directly attributable to our underwriting operations, these expenses are excluded from underwriting-related general and administrative expenses and, therefore, consolidated underwriting income (loss).
Reorganization expenses in 2024 primarily relate to severance costs attributable to our "How We Work" program which is focused on simplifying our operating structure. Reorganization expenses in 2023 primarily relate to impairments of computer software assets and severance costs mainly attributable to our "How We Work" program. Reorganization expenses in 2022 primarily relate to severance costs and impairments of computer software assets mainly attributable to our exit from catastrophe and property reinsurance lines of business which was part of an overall approach to reduce our exposure to volatile catastrophe risk. Reorganization expenses are primarily driven by business decisions, the nature and timing of which are not related to the underwriting process. Therefore, these expenses are excluded from consolidated underwriting income (loss).

Amortization of intangible assets arose from business decisions, the nature and timing of which are not related to the underwriting process. Therefore, these expenses are excluded from consolidated underwriting income (loss).

We believe that the presentation of underwriting-related general and administrative expenses and consolidated underwriting income (loss) provides investors with an enhanced understanding of our results of operations, by highlighting the underlying pre-tax profitability of our underwriting activities. The reconciliation of consolidated underwriting income (loss) to net income (loss), the most comparable GAAP financial measure, is presented in the 'Consolidated Statements of Operations' section of this document.

Current Accident Year Loss Ratio
Current accident year loss ratio represents net losses and loss expenses ratio exclusive of net favorable (adverse) prior year reserve development. We believe that the presentation of current accident year loss ratio provides investors with an enhanced understanding of our results of operations by highlighting net losses and loss expenses associated with our underwriting activities excluding the impact of volatile prior year reserve development. The reconciliation of current accident year loss ratio to net losses and loss expenses ratio, the most comparable GAAP financial measure, is presented in the 'Financial Highlights' section of this document.

Catastrophe and Weather-Related Losses Ratio and Current Accident Year Loss Ratio, excluding Catastrophe and Weather-Related Losses
Catastrophe and weather-related losses ratio represents net losses and loss expenses ratio associated with natural disasters, man-made catastrophes, other catastrophe events and other weather-related events exclusive of net favorable (adverse) prior year reserve development.

Current accident year loss ratio, excluding catastrophe and weather-related losses represents net losses and loss expenses ratio exclusive of net favorable (adverse) prior year reserve development and net losses and loss expenses associated with natural disasters, man-made catastrophes, other catastrophe events and other weather-related events.

We believe that the presentation of these ratios that separately identify net losses and loss expenses associated with catastrophe and weather-related events provide investors with an enhanced understanding of our results of operations due to the inherently unpredictable nature of the occurrence of these events, the potential magnitude of these losses and the complexity that affects our ability to accurately estimate ultimate losses associated with these events.

The reconciliation of catastrophe and weather-related losses ratio and current accident year loss ratio, excluding catastrophe and weather-related losses to net losses and loss expenses ratio, the most comparable GAAP financial measure, is presented in the 'Financial Highlights' section of this document.

Operating Income (Loss)
Operating income (loss) represents after-tax operational results exclusive of net investment gains (losses), foreign exchange losses (gains), reorganization expenses, interest in income (loss) of equity method investments and Bermuda net deferred tax asset.

Although the investment of premiums to generate income and investment gains (losses) is an integral part of our operations, the determination to realize investment gains (losses) is independent of the underwriting process and is heavily influenced by the availability of market opportunities. Furthermore, many users believe that the timing of the realization of investment gains (losses) is somewhat opportunistic for many companies.

Foreign exchange losses (gains) in our consolidated statements of operations primarily relate to the impact of foreign exchange rate movements on net insurance-related liabilities. However, we manage our investment portfolio in such a way that unrealized and realized foreign exchange losses (gains) on our investment portfolio, including unrealized foreign exchange losses (gains) on our equity securities, and foreign exchange losses (gains) realized on the sale of our available for sale investments and equity securities recognized in net investment gains (losses), and unrealized foreign exchange losses (gains) on our available for sale investments in other comprehensive income (loss), generally offset a large portion of the foreign exchange losses (gains) arising from our underwriting portfolio, thereby minimizing the impact of foreign exchange rate movements on total shareholders’ equity. As a result, we believe that foreign exchange losses (gains) in our consolidated statements of operations in isolation are not a meaningful contributor to the performance of our business. Therefore, foreign exchange losses (gains) are excluded from operating income (loss).

Reorganization expenses in 2024 primarily relate to severance costs attributable to our "How We Work" program which is focused on simplifying our operating structure. Reorganization expenses in 2023 primarily relate to impairments of computer software assets and severance costs mainly attributable to our "How We Work" program. Reorganization expenses in 2022 primarily relate to severance costs and impairments of computer software assets mainly attributable to our exit from catastrophe and property reinsurance lines of business which was part of an overall approach to reduce our exposure to volatile catastrophe risk. Reorganization expenses are primarily driven by business decisions, the nature and timing of which are not related to the underwriting process. Therefore, these expenses are excluded from operating income (loss).

Interest in income (loss) of equity method investments is primarily driven by business decisions, the nature and timing of which are not related to the underwriting process. Therefore, this income (loss) is excluded from operating income (loss).

Bermuda net deferred tax asset is due to the recognition of deferred tax assets net of deferred tax liabilities related to a future Bermuda corporate income tax rate of 15%, pursuant to the Corporate Income Tax Act 2023 effective for fiscal years beginning on or after January 1, 2025. The Bermuda net deferred tax asset is not related to the underwriting process. Therefore, this income is excluded from operating income (loss).

Certain users of our financial statements evaluate performance exclusive of after-tax net investment gains (losses), foreign exchange losses (gains), reorganization expenses, interest in income (loss) of equity method investments and Bermuda net deferred tax asset to understand the profitability of recurring sources of income.

We believe that showing net income (loss) available (attributable) to common shareholders exclusive of after-tax net investment gains (losses), foreign exchange losses (gains), reorganization expenses, interest in income (loss) of equity method investments and Bermuda net deferred tax asset reflects the underlying fundamentals of our business. In addition, we believe that this presentation enables investors and other users of our financial information to analyze performance in a manner similar to how our management analyzes the underlying business performance. We also believe this measure follows industry practice and, therefore, facilitates comparison of our performance with our peer group. We believe that equity analysts and certain rating agencies that follow us, and the insurance industry as a whole, generally exclude these items from their analyses for the same reasons. The reconciliation of operating income (loss) to net income (loss) available (attributable) to common shareholders, the most comparable GAAP financial measure, is presented in the 'Non-GAAP Financial Measures Reconciliation' section of this document.

We also present operating income (loss) per diluted common share and annualized operating ROACE, which are derived from the operating income (loss) measure and are reconciled to the most comparable GAAP financial measures, earnings (loss) per diluted common share and annualized return on average common equity ("ROACE"), respectively, in the 'Non-GAAP Financial Measures Reconciliation' section of this document.

Tangible Book Value per Diluted Common Share
Tangible book value represents common shareholders' equity exclusive of after-tax goodwill and intangible assets. We present tangible book value per diluted common share calculated under the treasury stock method. We believe that this measure, in combination with book value per diluted common share, is useful in assessing value generated for our common shareholders. A reconciliation of tangible book value per diluted common share to book value per diluted common share, the most comparable GAAP financial measure, is presented in the 'Tangible Book Value per Diluted Common Share' section of this document.